SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2004

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

Ten Post Office Square, Boston, Massachusetts 02109

(Address of principal executive offices)  (Zip code)

(617) 912-1900

(Registrant’s telephone number, including area code)

Item. 5 Other Events

On February 17, 2004, Boston Private Financial Holdings, Inc. (“Boston Private”) issued a press release announcing that it has completed the acquisition of First State Bancorp, the holding company of First State Bank of California.  The press release is filed herewith as Exhibit 99.1 to this report and is incorporated into this Item 5 by reference in its entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired:	Not Applicable

(b)	Pro Forma Financial Information:	Not Applicable

(c)	Exhibits:

	99.1	Press Release of Boston Private Financial Holdings, Inc. issued on February 17, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

Date: February 17, 2004	/s/ Walter M. Pressey
Walter M. Pressey
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Boston Private Financial Holdings, Inc. issued on February 17, 2004